SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 1999



                                   FEI COMPANY
               (Exact name of registrant as specified in charter)


                                     OREGON
                    (State of incorporation or organization)



           0-22780                                       93-0621989
   (Commission File Number)                 (I.R.S. Employer Identification No.)



               7451 NW Evergreen Parkway, Hillsboro, OR 97214-5830 (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:     (503) 640-7500

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Item 2. Acquisition or Disposition of Assets

     On August 16, 1999, upon the filing of Articles of Merger with the state of Oregon, FEI Company ( "FEI") acquired Micrion Corporation, a Massachusetts corporation ("Micrion"), as a result of a merger through which Micrion became a wholly owned subsidiary of the Company (the "Merger"). The Merger, as contemplated by the Agreement and Plan of Merger dated December 3, 1998, between the FEI, Micrion and MC Acquisition Corporation, an Oregon corporation and wholly owned subsidiary of the Company, was approved by the shareholders of the FEI at a shareholders meeting held on June 10, 1999 and by the stockholders of Micrion at a shareholders meeting held on June 10, 1999. Proxies for both meetings were solicited pursuant to Section 14(a) of the Securities and Exchange Act of 1934, as amended.

     The aggregate purchase price paid at closing on August 13, 1999 consisted of $31,384,658 in cash and 5,064,109 shares of FEI's common stock valued at $7.00 a share, the closing price of FEI's common stock on Friday, August 13. Holders of Micrion common stock received one share of FEI common stock and $6.00 in cash (together, the "Merger Consideration") in exchange for each share of Micrion common stock. The cash portion of the Merger Consideration was financed by Philips Business Electronics International, B.V. ("PBE"), the majority shareholder of FEI, which purchased 3,913,299 newly issued shares of FEI common stock in connection with the merger.

     The Joint Proxy Statement/Prospectus dated May 5, 1999, which is part of the Registration Statement on Form S-4 (No. 333-77849) filed by FEI (the "Joint Proxy Statement"), contains information regarding the Merger, is filed as an exhibit to this Report and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits

     (a) Financial Statements of Businesses Acquired

         The Company has determined that it is impracticable to provide the financial statements of the acquired business at the time this Current Report on Form 8-K is filed with the Securities and Exchange Commission (the "Commission"). Such financial statements will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.

     (b) Pro Forma Financial Information

         The Company has determined that it is impracticable to provide this pro forma financial information at the time this Current Report on Form 8-K is filed with the Commission. Such information will be filed with the Commission by an amendment of this

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report no later than 60 days after the date on which this report must be filed with the Commission.

     (c) Exhibits

         2.1 Agreement and Plan of Merger dated as of December 3, 1998, as between FEI Company, MC Acquisition Corporation and Micrion. Incorporated by reference from Appendix A to the Joint Proxy Statement.

         2.2 Stock Purchase Agreement dated as of December 3, 1998, between FEI and Philips Business Electronics International B.V. Incorporated by reference from Appendix H to the Joint Proxy Statement.

         99.1 Joint Proxy Statement. Incorporated by reference from FEI's Registration Statement on Form S-4 (No. 333-77849).

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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FEI COMPANY


Date: August 23, 1999              By:  VAHE' A. SARKISSIAN
                                        ---------------------------------------
                                        Vahe' A. Sarkissian
                                        President and Chief Executive Officer

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